T. Rowe Price

International Funds—Equity Portfolios

A choice of global, international, and regional stock funds for investors seeking long-term capital growth by diversifying beyond U.S. borders.

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September 4, 2007 Revised to
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Prospectus

®

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	About the Funds
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Funds	19

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	21
	Useful Information on Distributions and Taxes	26
	Transaction Procedures and Special Requirements	32
	Account Maintenance and Small Account Fees	35

3	More About the Funds
	Organization and Management	36
	Understanding Performance Information	40
	Investment Policies and Practices	41
	Disclosure of Fund Portfolio Information	46
	Financial Highlights	47

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	58
	Opening a New Account	59
	Purchasing Additional Shares	61
	Exchanging and Redeeming Shares	62
	Rights Reserved by the Funds	64
	Information About Your Services	65
	T. Rowe Price Brokerage	67
	Investment Information	68
	T. Rowe Price Privacy Policy	69

T. Rowe Price International, Inc. managed $50.4 billion in foreign stocks and bonds as of June 30, 2007, through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Table of Contents

T. Rowe Price International Funds, Inc.

T. Rowe Price Africa & Middle East Fund — TRAMX

T. Rowe Price Emerging Europe & Mediterranean Fund — TREMX
T. Rowe Price Emerging Markets Stock Fund — PRMSX
T. Rowe Price European Stock Fund — PRESX
T. Rowe Price Global Stock Fund — PRGSX
T. Rowe Price International Discovery Fund — PRIDX
T. Rowe Price International Growth & Income Fund — TRIGX
T. Rowe Price International Stock Fund — PRITX
T. Rowe Price Japan Fund — PRJPX
T. Rowe Price Latin America Fund — PRLAX
T. Rowe Price New Asia Fund — PRASX
T. Rowe Price Overseas Stock Fund — TROSX

objective, strategy, risks, and expenses

What are each fund`s objectives and principal investment strategies?

Worldwide funds:

Emerging Markets Stock Fund

Objective::The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

Strategy::The fund expects to make substantially all of its investments (normally at least 80% of net assets) in emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. Stock selection reflects a growth style. An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations.

Countries in which the fund may invest are listed below and others will be added as opportunities develop:

  Asia: China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam.

  Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.

  Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Kazakhstan, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, and Ukraine.

  About the Funds

  Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius, Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.

  Global Stock Fund

  Objective::The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

  Strategy::We will diversify broadly by investing in a variety of industries in developed and, to a lesser extent, emerging markets. Normally, the fund will invest in at least five countries, one of which will be the U.S. Stock selection reflects a growth style. While we can purchase stocks without regard to a company`s market capitalization (shares outstanding multiplied by share price), investments will generally be in large and medium-sized companies. The percentage of assets invested in U.S. and foreign stocks will normally be at least 80% of net assets and will vary over time according to the manager`s outlook.

  International Discovery Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

  Strategy: The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. The fund will emphasize small- to medium-sized companies. Depending on conditions, the fund`s portfolio should be composed of investments in at least 10 countries and 100 different companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

  International Growth & Income Fund

  Objective::The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying, non-U.S. companies.

  Strategy::We expect to invest substantially all of the fund`s assets outside the U.S. and to diversify broadly, primarily among the world`s developed countries. The fund will invest primarily (at least 65% of total assets) in the stocks of large, dividend-paying, well-established companies that have favorable prospects for capital appreciation, as determined by T. Rowe Price International, Inc. (T. Rowe Price International). Investments in emerging markets will be modest and limited to more mature developing countries. Our investing style is value-oriented, although we also look for earnings growth potential and catalysts for value to be realized. Country and sector allocations are driven primarily by stock selection and secondarily by our assessment of top-down, fundamental prospects.

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  International Stock Fund

  Objective::The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

  Strategy::The fund expects to invest substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

  Overseas Stock Fund

  Objective: The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

  Strategy: The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among developed and, to a lesser extent, emerging countries throughout the world. Country and sector allocation is primarily the result of stock selection, although circumstances of a particular country or sector can affect allocation. The fund will invest primarily (at least 65% of total assets) in the stocks of large companies that have attractive prospects for capital appreciation, as determined by T. Rowe Price International. The fund seeks to select stocks with a favorable combination of company fundamentals and valuation. We generally favor companies with one or more of the following characteristics: attractive business niche, technological leadership or proprietary advantages, seasoned management, healthy balance sheet, and potential to grow dividends or conduct share repurchases. Normally, at least 80% of the fund`s net assets will be invested in non-U.S. stocks.

  Regional or country funds:

  Africa & Middle East Fund

  Objective: The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located or with primary operations in Africa and the Middle East.

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in African and the Middle Eastern companies.  The fund may invest in common stocks in the countries listed below, as well as others as their markets develop:

  Primary Emphasis: Bahrain, Egypt, Jordan, Kenya, Lebanon, Morocco, Nigeria, Oman, Qatar, South Africa, and United Arab Emirates.

  Others: Algeria, Botswana, Ghana, Kuwait, Mauritius, Namibia, Tunisia, and Zimbabwe.

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  The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund. Depending on conditions, the fund`s portfolio should be composed of investments in about 30 to 40 different companies although the exact number could vary substantially depending on market conditions. The fund may make substantial investments (at times more than 25% of total assets) in the telephone or banking companies of various Middle Eastern and African countries. Stock selection reflects a growth style.

  Emerging Europe & Mediterranean Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in the emerging markets of Europe, including Eastern Europe and the former Soviet Union, and the Mediterranean region, including the Middle East and North Africa. The fund may invest in common stocks in the countries listed below, as well as others as their markets develop:

  Primary Emphasis: Croatia, Czech Republic, Egypt, Estonia, Greece, Hungary, Israel, Poland, Russia, and Turkey.

  Others: Bulgaria, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Morocco, Oman, Romania, Slovakia, Slovenia, Tunisia, and Ukraine.

  The fund may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies in these regions. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund. Stock selection reflects a growth style.

  European Stock Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

  Strategy: Normally, at least five countries will be represented in the portfolio. Stock selection reflects a growth style. The fund expects to make substantially all of its investments (normally at least 80% of net assets) in stocks of companies located in the countries listed below, as well as others as their markets develop:

  Primary Emphasis: Austria, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and United Kingdom.

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  Others: Belgium, Czech Republic, Estonia, Greece, Hungary, Israel, Kazakhstan, Poland, Russia, and Turkey.

  Japan Fund

  Objective: The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) across a wide range of Japanese industries and companies. Stock selection reflects a growth style.

  Latin America Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in Latin American companies. At least four countries should be represented at any time. Investments may be made in the countries below, as well as others as their markets develop:

  Primary Emphasis: Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela.

  Others: Belize, Ecuador, and Guatemala.

  Stock selection reflects a growth style. We may make substantial investments (at times more than 25% of total assets) in the telephone companies of various Latin American countries. These utilities play a critical role in a country`s economic development. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund.

  New Asia Fund

  Objective: The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in the countries listed below, as well as others as their markets develop:

  Primary Emphasis: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand.

  Others: Pakistan and Vietnam.

  Stock selection reflects a growth style. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund.

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  All funds (excluding International Growth & Income Fund):

  The funds use a growth investing approach in their individual investment strategies.

  Growth Investing

  T. Rowe Price International employs a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

  While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

  In selecting stocks, we generally favor companies with one or more of the following characteristics:

  leading market position;

  attractive business niche;

  strong franchise or monopoly;

  technological leadership or proprietary advantages;

  seasoned management;

  earnings growth and cash flow sufficient to support growing dividends; and

  healthy balance sheet with relatively low debt.

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  All funds

  Table 1 International Funds Comparison Guide (continued)
Fund	Geographic focus	Company emphasis	Expected risk relative to one another

Africa & Middle East	Africa & Middle East	All sizes	Highest
Emerging Europe & Mediterranean	Europe and the Mediterranean region	All sizes	Highest
Emerging Markets Stock	Worldwide(excluding U.S.)	All sizes	Highest
European Stock	Europe(including Eastern Europe)	All sizes	Moderate
Global Stock	Worldwide(including U.S.)	All sizes	Moderate
International Discovery	Worldwide(excluding U.S.)	Small- tomedium-sized	Higher
International Growth & Income	Worldwide(excluding U.S.)	Large,well established	Moderate
International Stock	Worldwide(excluding U.S.)	Large,well established	Moderate
Japan	Japan	All sizes	Higher
Latin America	Latin America	All sizes	Highest
New Asia	Far East and Pacific Basin (excluding Japan)	All sizes	Highest
Overseas Stock	Worldwide(excluding U.S.)	Large,well established	Moderate

  In addition to their investments in common stocks (which will normally compose 80% of fund net assets), the funds may also purchase other securities, including futures and options, in keeping with each fund`s objectives.

  Each fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time each fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of each fund`s securities may change after they are purchased, and this may cause the amount of each fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

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  What are the main risks of investing in the funds?

  The risk profile of the funds varies with the investment style they pursue, their geographic focus, and whether they invest in developed markets, emerging markets, or both. Even investments in countries with highly developed economies are subject to significant risks.

  Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting these funds include the following:

  Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

  Geographic risk (Japan and regional funds)  Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. For example, investors in the Japan Fund are fully exposed to that country`s economic cycles, stock market valuations, and currency exchange rates, which could increase its risks compared with a more diversified fund. The economies and financial markets of certain regions — such as Latin America, Asia, and Europe and the Mediterranean region—can be interdependent and may all decline at the same time.

  Emerging market risk (Africa & Middle East, Emerging Europe & Mediterranean, Emerging Markets Stock, Latin America, New Asia; other funds to a lesser degree, except Japan)  Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East, and Central and South America are subject to the risk of abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets are not as liquid. These economies are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and/or periodic episodes of hyperinflation and currency devaluations. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made

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  progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks, such as war and terrorism, currently affect some emerging countries.

  The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund`s share price to decline.

  Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Trading in the underlying securities of the funds may take place in various foreign markets on certain days when the funds are not open for business and do not calculate net asset values. For example, the Africa & Middle East Fund invests in securities that trade in various foreign markets that are open on Sundays. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

  Small- and medium-sized company risk (International Discovery; others to a lesser degree)  To the extent each fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

  Nondiversified status (Africa & Middle East, Emerging Europe & Mediterranean, Latin America, and New Asia)  There is additional risk with each fund that is nondiversified and thus can invest more of its assets in a smaller number of companies. For example, poor performance by a single large holding of a fund would adversely affect fund performance more than if the fund were invested in a larger number of companies.

  Futures/options risk  To the extent each fund uses futures and options, it is exposed to additional volatility and potential losses.

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  As with all stock funds, each fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

  As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  Each fund`s share price may decline, so when you sell your shares, you may lose money.

  How can I tell which fund is most appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Your decision should take into account whether you have any other foreign stock investments. If not, you may wish to invest in a widely diversified fund to gain the broadest exposure to global opportunities. A diversified emerging markets fund may be an appropriate part of your portfolio if you are supplementing existing holdings primarily in developed foreign markets. If you seek to supplement a diversified portfolio with a concentrated investment, a regional or single-country fund may be appropriate.

  Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

  How has each fund performed in the past?

  The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not necessarily an indication of future performance.

  The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the

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  post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

  The Overseas Stock Fund commenced operations on December 28, 2006 and the Africa & Middle East Fund commenced operations on September 4, 2007, and thus did not have a full calendar year of performance history as of December 31, 2006. Performance history will be presented when each fund completes a full calendar year of operations.

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  Table 2  Average Annual Total Returns (continued)
	Periods ended December 31, 2006
	1 year	5 years	Shorter of 10 years or since inception	Inception date
Emerging Europe & Mediterranean Fund
Returns before taxes	34.74%	37.35%	21.56%	8/31/00
Returns after taxes on distributions	34.02	37.39	21.53
Returns after taxes on distributions and sale of fund shares	23.93	34.13	19.53
MSCI Emerging Markets Europe and Middle East Index	26.74	29.97	16.28
Emerging Markets Stock Fund
Returns before taxes	32.01	27.49	12.20	3/31/95
Returns after taxes on distributions	31.29	27.42	12.23
Returns after taxes on distributions and sale of fund shares	22.06	24.94	11.18
MSCI Emerging Markets Index	32.59	26.97	9.40
Lipper Emerging Markets Funds Average	32.07	26.50	10.12
European Stock Fund
Returns before taxes	31.56	13.14	9.24	2/28/90
Returns after taxes on distributions	28.32	11.82	7.70
Returns after taxes on distributions and sale of fund shares	22.07	11.20	7.54
MSCI Europe Index	34.36	15.36	10.87
Lipper European Region Funds Average	33.65	17.36	11.90
Global Stock Fund
Returns before taxes	22.50	12.13	9.44	12/29/95
Returns after taxes on distributions	21.14	11.83	8.78
Returns after taxes on distributions and sale of fund shares	15.21	10.54	8.03
MSCI All Country World Index	21.53	11.31	8.20
Lipper Global Large-Cap Growth Funds Average	16.79	7.34	6.49
International Discovery Fund
Returns before taxes	27.65	22.83	16.33	12/30/88
Returns after taxes on distributions	25.08	22.49	15.00
Returns after taxes on distributions and sale of fund shares	19.83	20.42	13.99
MSCI EAFE Small-Cap Index a	17.35	21.59	6.81
S&P/Citigroup Extended Market Index (EMI) World ex U.S.	29.42	23.73	10.65
Lipper International Small/Mid-Cap Growth Funds Average	27.45	21.88	14.69
International Growth & Income Fund
Returns before taxes	29.92	17.93	10.24	12/21/98
Returns after taxes on distributions	28.79	17.55	9.44
Returns after taxes on distributions and sale of fund shares	20.21	15.76	8.57
MSCI EAFE Index	26.86	15.43	7.88
Lipper International Multi-Cap Value Funds Average	26.12	17.08	9.89b
International Stock Fund
Returns before taxes	19.26	11.15	5.82	5/9/80
Returns after taxes on distributions	18.40	10.85	5.02
Returns after taxes on distributions and sale of fund shares	13.56	9.72	4.74
MSCI EAFE Index	26.86	15.43	8.06
Lipper International Large-Cap Growth Funds Average	22.68	10.78	5.98
Japan Fund
Returns before taxes	-5.66	13.09	3.59	12/30/91
Returns after taxes on distributions	-5.78	13.10	3.22
Returns after taxes on distributions and sale of fund shares	-3.50	11.54	2.93
Topix Index	2.10	13.67	2.06
MSCI Japan Index	6.33	13.64	2.30
Lipper Japanese Funds Average	-2.39	11.56	2.93
Latin America Fund
Returns before taxes	51.24	34.07	17.94	12/29/93
Returns after taxes on distributions	51.15	34.22	17.77
Returns after taxes on distributions and sale of fund shares	33.97	31.10	16.34
MSCI EM Latin America Index	43.48	32.33	16.43
Lipper Latin American Funds Average	44.12	31.71	16.70
New Asia Fund
Returns before taxes	36.12	23.22	7.05	9/28/90
Returns after taxes on distributions	33.17	22.72	6.82
Returns after taxes on distributions and sale of fund shares	25.91	20.85	6.29
MSCI All Country Asia ex Japan Index	33.74	21.18	3.96
Lipper Pacific Region ex Japan Funds Average	29.99	21.31	6.95

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  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  aPrincipal return only.

  bSince 12/31/98.

  MSCI Emerging Markets Europe and Middle East Index is a market capitalization weighted index consisting of more than 100 securities in seven world markets.

  MSCI Emerging Markets Index is a market capitalization weighted index of over 850 stocks traded in 22 world markets.

  MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 15 European markets.

  MSCI All Country World Index tracks the equity market performance of global developed and emerging markets.

  MSCI EAFE Small-Cap Index is a market capitalization weighted index of almost 1,000 small-cap stocks in 21 world markets.

  MSCI EAFE Index tracks the stocks of more than 1,000 companies in Europe, Australasia, and the Far East (EAFE).

  S&P/Citigroup Non-U.S. Extended Market Index (EMI) is a small-capitalization subindex of the Citigroup Broad Market Index (BMI). While the BMI measures the performance of the entire universe of securities, the EMI covers the small-cap stock universe.

  Topix Index is a market capitalization weighted index of about 1,300 of the larger companies on the Tokyo Stock Exchange.

  MSCI Japan Index is an unengaged index of approximately 300 foreign stock prices and reflects the common stock prices of the index companies translated into U.S. dollars, assuming reinvestment of all dividends paid by the index stocks net of any applicable foreign taxes.

  MSCI EM Latin America Index is a market capitalization weighted index of approximately 140 stocks traded in seven Latin American markets.

  MSCI All Country Asia Ex Japan Index tracks the stocks of developed and emerging countries in Asia, excluding Japan.

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  What fees and expenses will I pay?

  The shares that are offered in this prospectus are 100% no load. The funds impose a 2% redemption fee, payable to the funds, on shares purchased and held for 90 days or less. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. The expenses shown for the Africa & Middle East Fund and the Overseas Stock Fund are estimated.

  Table 3  Fees and Expenses of the Funds* (continued)
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption feea	Management fee	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses	Fee waiver/ expense reimbursement	Net expenses

Africa & Middle East	2.00%	1.06%	0.69%b	—	1.75%c	—	—
Emerging Europe & Mediterranean	2.00	1.06	0.20	—	1.26	—	—
Emerging Markets Stock	2.00	1.06	0.19	0.01%d	1.26	—	—
European Stock	2.00	0.81	0.22	—	1.03	—	—
Global Stock	2.00	0.66	0.35	—	1.01	0.01%e	1.00%e
International Discovery	2.00	1.06	0.18	—	1.24	—	—
International Growth & Income	2.00	0.66	0.25	—	0.91	—	—
International Stock	2.00	0.66	0.21	—	0.87	—	—
Japan	2.00	0.81	0.20	—	1.01	—	—
Latin America	2.00	1.06	0.18	—	1.24	—	—
New Asia	2.00	0.81	0.24	—	1.05	—	—
Overseas Stock	2.00	0.66	0.49b	—	1.15f	—	—

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

  aOn shares purchased and held for 90 days or less (details under Contingent Redemption Fee in Pricing Shares and Receiving Sales Proceeds).

  bOther expenses are estimated.

  cTo limit the fund`s expenses during its initial period of operations, T. Rowe Price International contractually obligated itself to waive its fees and bear any expenses through February 28, 2010, that would cause the fund`s ratio of expenses to average net assets to exceed 1.75%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the fund`s expense ratio is below 1.75%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.75%. Any amounts reimbursed will have the

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  effect of increasing fees otherwise paid by the fund.

  dThe fund indirectly bears its share of the expenses paid by acquired funds in which it invests; such indirect expenses are not paid from the fund`s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

  eEffective October 1, 2005, T. Rowe Price International has contractually obligated itself to waive fees and bear any expenses through February 29, 2008, that would cause the ratio of expenses to average net assets to exceed 1.00%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the fund`s expense ratio is below 1.00%. However, no reimbursement will be made after February 28, 2010, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 1.00%. The fund operated under a previous expense limitation for which T. Rowe Price International may be reimbursed.

  fTo limit the fund`s expenses during its initial period of operations, T. Rowe Price International contractually obligated itself to waive its fees and bear any expenses through February 28, 2009, that would cause the fund`s ratio of expenses to average net assets to exceed 1.15%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the fund`s expense ratio is below 1.15%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.15%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applicable), you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
Africa & Middle East	$178	$551	—	—
Emerging Europe & Mediterranean	128	400	$692	$1,523
Emerging Markets Stock	128	400	692	1,523
European Stock	105	328	569	1,259
Global Stock	102	320	557	1,235
International Discovery	126	393	681	1,500
International Growth & Income	93	290	504	1,120
International Stock	89	278	482	1,073
Japan	103	322	558	1,236
Latin America	126	393	681	1,500
New Asia	107	334	579	1,283
Overseas Stock	117	365	xd1	xd1

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  other INFORMATION about the funds

  What are some of the potential rewards of investing overseas through the funds?

  Investing abroad increases the opportunities available to you. Some foreign countries may have greater potential for economic growth than the U.S. Emerging market, regional, and single-country funds allow investors to seek potentially superior growth in the areas they view as most promising, but with commensurately higher risks. Investing a portion of your overall portfolio in foreign stock funds can enhance your diversification while providing the opportunity to increase long-term returns.

  How does the portfolio manager try to reduce risk?

  The principal tools we use to try to reduce risk are intensive research and limiting exposure to any one industry or company. Currency hedging techniques may be used from time to time.

  Portfolio managers keep close watch on individual investments as well as on political and economic trends in each country and region. Holdings are adjusted according to the manager`s analysis and outlook.

  The impact on each fund`s share price from a drop in the price of a particular stock is reduced substantially by investing in a portfolio with dozens of different companies. Likewise, the impact of unfavorable developments in a particular country is reduced when investments are spread among many countries. Investors should pay close attention to how many countries a fund typically expects to invest in, particularly in regard to our regional funds. However, the economies and financial markets of countries in a certain region may be influenced heavily by one another.

  What are the potential rewards of investing in small companies overseas?

  In general, small companies are more dynamic and can adapt more quickly than larger ones to changing economic and market conditions, which may help them increase their earnings faster. In addition, the movement of small-company shares is not perfectly correlated with the movements of large-cap stocks. Since many U.S.-based international funds focus on large or medium-sized foreign companies, adding a small-cap international fund could enhance the diversification of a portfolio while providing the opportunity to increase long-term returns.

  Is there other information I can review before making a decision?

  Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.

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  You should also review the information in Section 2 that discusses contingent redemption fees for the funds.

  With one quick sign-up, you can take advantage of our Electronic Delivery program and begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com today for more information.

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  As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of stock, bond, and money funds.

  Pricing Shares and Receiving Sale Proceeds

  How and When Shares Are Priced

  The share price (also called "net asset value" or NAV per share) for all funds is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

  Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process,

  2

  Information About Accounts in T. Rowe Price Funds

  the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

  The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.

  How Your Purchase, Sale, or Exchange Price Is Determined

  If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m. ET, it will be priced at the next business day`s NAV.

  The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions.

  Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

  When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

  Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

  How You Can Receive the Proceeds From a Sale

  When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

  If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and

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  receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  If for some reason we cannot accept your request to sell shares, we will contact you.

  Contingent Redemption Fee

  Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:

T. Rowe Price Funds With Redemption Fees (continued)
Fund	Redemption fee	Holding period
Africa & Middle East	2%	90 days or less
Developing Technologies	1%	90 days or less
Diversified Small-Cap Growth	1%	90 days or less
Emerging Europe & Mediterranean	2%	90 days or less
Emerging Markets Bond	2%	90 days or less
Emerging Markets Stock	2%	90 days or less
Equity Index 500	0.5%	90 days or less
European Stock	2%	90 days or less
Extended Equity Market Index	0.5%	90 days or less
Global Stock	2%	90 days or less
High Yield	1%	90 days or less
International Bond	2%	90 days or less
International Discovery	2%	90 days or less
International Equity Index	2%	90 days or less
International Growth & Income	2%	90 days or less
International Stock	2%	90 days or less
Japan	2%	90 days or less
Latin America	2%	90 days or less
New Asia	2%	90 days or less
Overseas Stock	2%	90 days or less
Real Estate	1%	90 days or less
Small-Cap Value	1%	90 days or less
Spectrum International	2%	90 days or less
Tax-Efficient Balanced	1%	less than 365 days
Tax-Efficient Growth	1%	less than 365 days
Tax-Efficient Multi-Cap Growth	1%	less than 365 days
Total Equity Market Index	0.5%	90 days or less
U.S. Bond Index	0.5%	90 days or less

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  Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

  Computation of Holding Period

  When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. For funds with a 365-day holding period, a redemption fee will be charged on shares sold before the end of the required holding period. For funds with a 90-day holding period, a redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.

  Transactions Not Subject to Redemption Fees

  The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:

  1.Shares redeemed via an automated systematic withdrawal plan;

  2.Shares redeemed through or used to establish a systematic, nondiscretionary rebalancing or asset allocation program, if approved in writing by T. Rowe Price;

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  3.Shares purchased by the reinvestment of dividends or capital gain distributions;*

  4.Shares converted from one share class to another share class of the same fund;*

  5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);

  6.Shares purchased by rollover and changes of account registration within the same fund;*

  7.Shares redeemed to return an excess contribution in an IRA account;

  8.Shares purchased by a fund-of-funds product, if approved in writing by T. Rowe Price;

  9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*

  10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.

  *Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.

  Redemption Fees on Shares Held in Retirement Plans

  If shares are held in a retirement plan, generally redemption fees will be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.

  Omnibus Accounts

  If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees. Intermediaries who are unable to implement redemption fees due to system limitations must either (1) implement short-term trading restrictions approved by T. Rowe Price until they have the system capabilities to assess the fees or (2) set forth an implementation plan acceptable to T. Rowe Price.

  Certain intermediaries may not apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not

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  listed above from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

  Useful Information on Distributions and Taxes

  All net investment income and realized capital gains are distributed to shareholders.

  Dividends and Other Distributions

  Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

  Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the U.S. Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

  The following table provides details on dividend payments:

  Table 4  Dividend Payment Schedule (continued)
Fund	Dividends
Money funds	Purchases received by T. Rowe Price by noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

Declared daily and paid on the first business day of each month.
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
These stock funds only:	Declared quarterly, if any, in March, June, September, and December.
Balanced	Must be a shareholder on the dividend record date.
Dividend Growth
Equity Income
Equity Index 500
Growth & Income
Personal Strategy Balanced
Personal Strategy Income
Real Estate
Retirement Funds:
Retirement Income	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Paid on the first business day of each month.
All others	Declared annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Tax-Efficient Balanced	Municipal Portion
Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Paid on the first business day of January, April, July, and October.
Equity Portion
Declared annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Other stock funds	Declared annually, if any, generally in December.
Must be a shareholder on the dividend record date.

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  Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.

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  Capital Gain Payments

  If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

  Capital gain payments are not expected from money funds, which are managed to maintain a constant share price.

  A capital gain or loss is the difference between the purchase and sale price of a security.

  Tax Information

  You will be sent information for your tax filing needs on a timely basis.

  If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

  If you invest in the fund through a taxable account, you will generally be subject to tax when:

  You sell fund shares, including an exchange from one fund to another.

  A fund makes a distribution to your account.

  Additional information about the taxation of distributions of certain T. Rowe Price funds is listed below:

Tax-Free and Municipal Funds
  Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.For state-specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.If the funds invest in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January.

Tax-Efficient Balanced Fund
  The fund intends to invest a sufficient portion of its assets in municipal bonds and notes so that it may qualify to pay tax-exempt dividends, which will be exempt from federal income tax. The fund may not always qualify to pay tax-exempt dividends.You must report your total tax-exempt income on IRS Form 1040. This information is used by the IRS to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that are subject to tax.A small portion of your income dividend may also be exempt from state and local income taxes.If the fund invests in certain "private activity" bonds, shareholders who are subject to the AMT must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividends that should be included in your AMT calculation, if any, will be reported to you in January.

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  For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Real Estate Fund or the bond and money funds is expected to qualify for this lower rate.

  For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international funds or the bond and money funds is expected to qualify for this deduction.

  Taxes on Fund Redemptions

  When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

  In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is

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  not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

  To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all of your transactions in each fund account during the year.

  Taxes on Fund Distributions

  In January, you will be sent a Form 1099-DIV and other information or IRS forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the IRS. Taxable distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are generally expected to be tax-exempt.

  The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realized a loss on the sale or exchange of tax-free fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

  If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

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  The following table provides additional details on distributions for certain funds:

  Table 5  Taxes on Fund Distributions (continued)
Tax-Free and Municipal Funds
  Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gain.To the extent the fund invests in these securities, the likelihood of a taxable distribution will be increased.

Tax-Efficient Balanced Fund
  Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable distribution will be increased.

Inflation Protected Bond Fund
  Inflation adjustments on Treasury inflation-protected securities exceeding deflation adjustments for the year will be distributed to you as a short-term capital gain resulting in ordinary income.In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement and Spectrum Funds
Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

  Tax Consequences of Hedging

  Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

  Distributions are taxable whether reinvested in additional shares or received in cash.

  Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

  If you buy shares shortly before or on the "record date" — the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a

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  fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

  Transaction Procedures and Special Requirements

  Following these procedures helps assure timely and accurate transactions.

  Purchase Conditions

  Nonpayment

  If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

  U.S. Dollars

  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

  Sale (Redemption) Conditions

  Holds on Immediate Redemptions: 10-day Hold

  If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

  Telephone, Tele*AccessSM, and Online Account Transactions

  You may access your account or conduct transactions using the telephone or Tele*AccessSM, or online. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

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  Large Redemptions

  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. The fund has the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind").  If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

  Excessive and Short-Term Trading

  T. Rowe Price may bar excessive and short-term traders from purchasing shares.

  Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

  All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.

  All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

  Omnibus Accounts

  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information

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  and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder.

  Retirement Plans

  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

  Exceptions to Policy

  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions (see Information About Your Services); and 3) checkwriting redemptions from bond and money funds.

  In addition, transactions in systematic nondiscretionary rebalancing programs, nondiscretionary asset allocation programs, or fund-of-funds products may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.

  T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or retirement plan recordkeeper has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you are trading through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

  There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

  Keeping Your Account Open

  Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If your balance is below this amount for three months or longer, we have the right to close your account after giving you 60 days to increase your balance.

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  Signature Guarantees

  A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

  You may need to have your signature guaranteed in certain situations, such as:

  Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.

  Remitting redemption proceeds to any person, address, or bank account not on record.

  Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  Establishing certain services after the account is opened.

  You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

  Account Maintenance and Small Account Fees

  Small Account Fee (all funds except Index Funds)  Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds` transfer agent, will be deducted automatically from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.

  Account Maintenance Fee (Index Funds only)  An annual $10 account maintenance fee is charged on a quarterly basis ($2.50 per quarter) usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking.

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  Organization and Management

  How are the funds organized?

  T. Rowe Price International Funds, Inc., (the "corporation"), was incorporated in Maryland in 1979. Currently, the corporation consists of 14 series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  What is meant by "shares"?

  As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

  Each share and fractional share entitles the shareholder to:

  Receive a proportional interest in income and capital gain distributions.

  Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

  Do T. Rowe Price funds have annual shareholder meetings?

  The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

  Who runs the funds?

  General Oversight

  Each fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International and T.x11 Rowe Price Global Investment Services Limited ("Global Investment Services").

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  More About the Funds

  All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International or Global Investment Services (see below) .

  Investment Manager

  T. Rowe Price International (or Global Investment Services) is responsible for the selection and management of fund portfolio investments. T. Rowe Price International has entered into a subadvisory agreement with Global Investment Services for the management of the Japan Fund and the Japanese investments of the International Discovery Fund. T. Rowe Price International and Global Investment Services are wholly owned subsidiaries of T. Rowe Price Group, Inc. The U.S. offices of T. Rowe Price International and Global Investment Services are located at 100 East Pratt Street, Baltimore, Maryland 21202.

  Portfolio Management

  T. Rowe Price International has established an Investment Advisory Committee with respect to each fund. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund`s investment program. The members of each advisory committee are listed below.

  Africa & Middle East Fund  Christopher D. Alderson, Chairman, Ulle Adamson, S. Leigh Robertson, and Joseph Rohm. Mr. Alderson has been chairman of the committee since its inception. He joined T. Rowe Price International in 1988 and has been managing investments since 1986.

  Global Stock Fund  Robert N. Gensler, Chairman, Christopher D. Alderson, R. Scott Berg, M. Campbell Gunn, Michael W. Holton, Kris H. Jenner, Charles M. Ober, Robert W. Smith, and Dean Tenerelli. Mr. Gensler was appointed chairman of the committee in 2005. He joined T. Rowe Price Associates in 1993 as an investment analyst and has been managing investments since 1996. He joined T. Rowe Price International in 2005.

  International Growth & Income Fund  Raymond A. Mills, Ph.D., Chairman, M. Kamran Baig, Mark C.J. Bickford-Smith, John D. Linehan, Dean Tenerelli, and David J.L. Warren. Mr. Mills was appointed chairman of the committee in 2005. He joined T. Rowe Price Associates in 1997 and has been managing investments since 1998. He joined T. Rowe Price International in 2000.

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  International Stock Fund  Robert W. Smith, Chairman, has day-to-day responsibility for managing the portfolio and developing and executing the fund`s investment program. Mr. Smith was appointed chairman of the committee in 2007. He joined T. Rowe Price Associates in 1992 and has been managing investments since 1987.
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  Overseas Stock Fund  Raymond A. Mills, Ph.D., Chairman, M. Kamran Baig, Mark C.J. Bickford-Smith, John D. Linehan, Dean Tenerelli, and David J.L. Warren. Mr. Mills has been chairman of the committee since its inception. He joined T. Rowe Price Associates in 1997 and has been managing investments since 1998. He joined T. Rowe Price International in 2000.

  For the following funds, the individuals listed below have day-to-day responsibility for managing the portfolio and developing and executing its investment program.

  Emerging Europe & Mediterranean Fund  S. Leigh Robertson.

  Emerging Markets Stock Fund  Christopher D. Alderson, Frances Dydasco, Mark J.T. Edwards, and Gonzalo Pangaro.

  European Stock Fund  Dean Tenerelli.

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  International Discovery Fund  M. Campbell Gunn, Ahn Lu, and Justin Thomson.
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  Japan Fund  M. Campbell Gunn.

  Latin America Fund  Gonzalo Pangaro.

  New Asia Fund  Frances Dydasco.

  Portfolio Management
Name	Year Joined T. Rowe Price International	Years of Experience	Type of Experience
Christopher D. Alderson	1988	21	Portfolio Management; Research
Mark C.J. Bickford-Smith	1983	22	Portfolio Management; Research
Frances Dydasco	1996	18	Portfolio Management; Research
Mark J.T. Edwards	1987	22	Portfolio Management
Robert N. Gensler	2005*	20	Portfolio Management; Research
M. Campbell Gunn	2002	28	Portfolio Management, Research
Ahn Lu	2001	11	Equity Research
Raymond A. Mills, Ph.D.	2000*	9	Portfolio Management; Research
Gonzalo Pangaro	1998	16	Portfolio Management; Research
S. Leigh Robertson	2002	5	Portfolio Management; Research
Dean Tenerelli	2000	14	Portfolio Management; Research
Justin Thomson	1998	16	Portfolio Management; Research

  *Joined T. Rowe Price Associates in 1993 and 1997, respectively.

  The Statement of Additional Information provides additional information about the portfolio managers` compensation, other accounts managed by the portfolio managers, and the portfolio managers` ownership of securities in the fund.

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  The Management Fee

  This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

  Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Next $60 billion

0.285%	Thereafter

  *Represents a blended group fee rate containing various breakpoints.

  Each fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. At October 31, 2006, the effective annual group fee rate was 0.31%. The individual fund fees are as follows: Global Stock, International Growth & Income, International Stock, and Overseas Stock Funds, 0.35%; European Stock, Japan, and New Asia Funds, 0.50%; Africa & Middle East, Emerging Europe & Mediterranean, Emerging Markets Stock, International Discovery, and Latin America Funds, 0.75%.

  A discussion about the factors and conclusions considered by the Board in approving each fund`s investment management contract with T. Rowe Price International appears in each fund`s semiannual report to shareholders for the period ended April 30.

  T. Rowe Price International will pay Global Investment Services 60% of T. Rowe Price International`s fee for managing the Japan Fund and 50% of T. Rowe Price International`s fee attributable to the Japanese investments of the International Discovery Fund.

  Fund Operations and Shareholder Services

  T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T.x11 Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds.

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  These companies receive compensation from the funds for their services. The funds may also pay third-party intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. All such fees are included in the fees and expenses table under "Other expenses" and in the fund`s financial statements.

  Understanding Performance Information

  This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our educational and informational materials, in T. Rowe Price advertisements, and in the media.

  Total Return

  This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

  Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  Cumulative Total Return

  This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

  Average Annual Total Return

  This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

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  Investment Policies and Practices

  This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

  Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of a change in the fund`s policy requiring it to normally invest 80% of its assets in stocks or a particular region, as the case may be. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

  Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

  Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

  Types of Portfolio Securities

  In seeking to meet their investment objectives, fund investments may be made in any type of security or instrument (including certain potentially high-risk
  derivatives described in this section)   whose investment characteristics are consistent with their investment programs. The following pages describe various types of fund securities and investment management practices.

  Diversification With the exception of the Africa & Middle East, Emerging Europe & Mediterranean, Latin America, and New Asia Funds, as a fundamental policy, a fund will not purchase a security if, as a result, with respect to 75% of its total

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  assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

  Nondiversified Statusxd1 Africa & Middle East, Emerging Europe & Mediterranean, Latin America, and New Asia Funds

  Each fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund, which may subject the fund to greater risk with respect to its portfolio securities.

  Each fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. As a result, each fund must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, no more than 5% of its total assets is invested in the securities of a single issuer and not more than 10% of the voting securities of any issuer are held by the fund. With respect to the remaining 50% of fund assets, no more than 25% may be invested in a single issuer.

  Fund investments may include the following:

  Common and Preferred Stocks

  Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

  Convertible Securities and Warrants

  Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Some convertibles combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the war

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  rants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

  Fixed-Income Securities

  From time to time, we may invest in corporate and government fixed-income securities as well as below investment-grade bonds, commonly referred to as "junk" bonds. These securities would be purchased in companies that meet fund investment criteria. The price of a bond fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or "junk bonds," can be more volatile and have greater risk of default than investment-grade bonds.

  Operating policy  The Africa & Middle East, Emerging Europe & Mediterranean, Emerging Markets Stock, Latin America, and New Asia Funds may each invest 10% of total assets in below investment-grade bonds. The Global Stock Fund may invest 5% of total assets in below investment-grade bonds.

  Hybrid Instruments

  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of a hybrid could be zero.

  Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

  Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

  Illiquid Securities

  These securities include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example, under Rule 144A, others may have resale restrictions and be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.

  Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

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  Types of Investment Management Practices

  Reserve Position

  A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or both of the T. Rowe Price internal money funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

  Borrowing Money and Transferring Assets

  Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

  Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

  Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

  Foreign Currency Transactions

  The funds will normally conduct their foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The funds will generally not enter into a forward contract with a term greater than one year.

  The funds will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the fund`s portfolio securities denominated in such foreign currency. Under unusual circumstances, a fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International

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  will consider the effect such a commitment to forward contracts would have on each fund`s investment program and the flexibility of each fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and fund total return could be adversely affected as a result.

  There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

  Futures and Options

  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

  Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

  Operating policies  Futures: Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. Options on securities: The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Tax Consequences of Hedging

  Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid are classified as capital gains or ordinary income.

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  Lending of Portfolio Securities

  Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

  Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

  Portfolio Turnover

  Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time a fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The funds` portfolio turnover rates are shown in the Financial Highlights table.

  Disclosure of Fund Portfolio Information

  Each fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the funds` first and third fiscal quarter-end. In addition, each fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of each fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the funds. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. Each fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of each fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. Each monthly top 10 list will remain on the Web site for six months. A description of each fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

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  Financial Highlights

  Table 6, which provides information about each fund`s (other than the Africa & Middle East and Overseas Stock Funds) financial history, is based on a single share outstanding throughout the periods shown. Each fund`s section of the table is part of each fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual reports were audited by the funds` independent registered public accounting firm, PricewaterhouseCoopers LLP.

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  Table 6  Financial Highlights
	Year ended October 31
Emerging Europe & Mediterranean Fund	2002	2003	2004	2005*	2006*

Net asset value,beginning of period	$5.89	$6.82	$10.81	$14.24	$22.80
Income From Investment Operations
Net investment income	(0.05)a	0.04a	(0.01)	0.15	0.50
Net gains or losses on securities (both realized and unrealized)	0.98	3.93	3.40	8.34	7.51
Total from investment operations	0.93	3.97	3.39	8.49	8.01
Less Distributions
Dividends (from net investment income)	—	—	(0.02)	—	(0.04)
Distributions (fromcapital gains)	—	—	—	—	(0.03)
Returns of capital	—	—	—	—	—
Total distributions	—	—	(0.02)	—	(0.07)
Redemption fees added to paid-in-capital	—	0.02	0.06	0.07	0.03
Net asset value,end of period	$6.82	$10.81	$14.24	$22.80	$30.77
Total return	15.79%a	58.50%a	31.96%	60.11%	35.34%
Ratios/Supplemental Data
Net assets, end of period(in millions)	$21	$47	$115	$840	$1,413
Ratio of expenses to average net assets	1.75%a	1.75%a	1.75%	1.32%	1.26%
Ratio of net income to average net assets	(0.66)%a	0.51%a	(0.16)%	0.75%	1.80%
Portfolio turnover rate	94.5%	54.1%	67.7%	28.1%	55.1%

  *Per share amounts calculated using average shares outstanding method.

  aExcludes expenses in excess of a 1.75% contractual expense limitation in effect through February 28, 2007.

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  Table 6  Financial Highlights (continued)
	Year ended October 31
Emerging Markets Stock Fund	2002	2003	2004	2005*	2006*

Net asset value,beginning of period	$9.15	$9.87	$14.30	$17.00	$23.81
Income From Investment Operations
Net investment income	0.04	0.09	0.14	0.26	0.24
Net gains or losses on securities (both realized and unrealized)	0.68	4.36	2.64	6.76	7.24
Total from investment operations	0.72	4.45	2.78	7.02	7.48
Less Distributions
Dividends (from net investment income)	(0.01)	(0.02)	(0.09)	(0.04)	(0.18)
Distributions (fromcapital gains)	—	—	—	(0.18)	(1.05)
Returns of capital	—	—	—	—	—
Total distributions	(0.01)	(0.02)	(0.09)	(0.22)	(1.23)
Redemption fees added to paid-in-capital	0.01	—	0.01	0.01	0.01
Net asset value,end of period	$9.87	$14.30	$17.00	$23.81	$30.07
Total return	7.97%	45.16%	19.61%	41.75%	32.47%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$158	$345	$608	$1,295	$2,276
Ratio of expenses to average net assets	1.51%	1.43%	1.33%	1.27%	1.25%
Ratio of net income to average net assets	0.41%	1.12%	1.08%	1.23%	0.87%
Portfolio turnover rate	70.5%	65.6%	70.0%	53.3%	49.4%

  *Per share amounts calculated using average shares outstanding method.

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  Table 6  Financial Highlights (continued)
	Year ended October 31
European Stock Fund	2002	2003	2004	2005*	2006*

Net asset value,beginning of period	$15.28	$12.77	$15.64	$18.33	$20.58
Income From Investment Operations
Net investment income	0.16	0.22	0.27	0.33	0.26
Net gains or losses on securities (both realized and unrealized)	(2.31)	2.79	2.66	2.20	4.38
Total from investment operations	(2.15)	3.01	2.93	2.53	4.64
Less Distributions
Dividends (from net investment income)	(0.36)	(0.14)	(0.22)	(0.27)	(0.32)
Distributions (fromcapital gains)	—	—	(0.02)	(0.01)	(4.16)
Returns of capital	—	—	—	—	—
Total distributions	(0.36)	(0.14)	(0.24)	(0.28)	(4.48)
Net asset value,end of period	$12.77	$15.64	$18.33	$20.58	$20.74
Total return	(14.51)%	23.83%	18.89%	13.90%	27.32%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$643	$800	$784	$795	$937
Ratio of expenses to average net assets	1.11%	1.12%	1.07%	1.06%	1.03%
Ratio of net income to average net assets	1.03%	1.56%	1.36%	1.65%	1.36%
Portfolio turnover rate	16.1%	23.1%	22.5%	82.0%	83.7%

  *Per share amounts calculated using average shares outstanding method.

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  Table 6  Financial Highlights (continued)
	Year ended October 31
Global Stock Fund	2002	2003	2004	2005*	2006*

Net asset value,beginning of period	$12.96	$10.90	$13.07	$14.57	$18.01
Income From Investment Operations
Net investment income	0.02a	0.05a	0.03a	0.06a	0.11a
Net gains or losses on securities (both realized and unrealized)	(1.96)	2.15	1.52	3.46	4.21
Total from investment operations	(1.94)	2.20	1.55	3.52	4.32
Less Distributions
Dividends (from net investment income)	(0.12)	(0.03)	(0.04)	(0.08)	(0.02)
Distributions (fromcapital gains)	—	—	(0.01)	—	(0.32)
Returns of capital	—	—	—	—	—
Total distributions	(0.12)	(0.03)	(0.05)	(0.08)	(0.34)
Net asset value,end of period	$10.90	$13.07	$14.57	$18.01	$21.99
Total return	(15.15)%a	20.24%a	11.89%a	24.24%a	24.26%a
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,735	$74,725	$77,258	$123,456	$359,131
Ratio of expenses to average net assets	1.20%a	1.20%a	1.20%a	1.18%a	1.00%a
Ratio of net income to average net assets	0.20%a	0.42%a	0.22%a	0.39%a	0.52%a
Portfolio turnover rate	48.4%	38.7%	72.3%	154.8%	140.6%

  *Per share amounts calculated using average shares outstanding method.

  aExcludes expenses in excess of a 1.00% contractual expense limitation in effect through February 29, 2008, and expenses in excess of a 1.20% contractual expense limitation in effect through October 1, 2005.

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  Table 6  Financial Highlights (continued)
	Year ended October 31
International Discovery Fund	2002	2003	2004	2005*	2006*

Net asset value,beginning of period	$19.28	$15.34	$25.21	$29.48	$37.31
Income From Investment Operations
Net investment income	0.01	0.08	0.07	0.19	0.36
Net gains or losses on securities (both realized and unrealized)	(3.95)	9.79	4.33	7.68	11.59
Total from investment operations	(3.94)	9.87	4.40	7.87	11.95
Less Distributions
Dividends (from net investment income)	—	—	(0.08)	(0.01)	(0.15)
Distributions (fromcapital gains)	—	—	(0.06)	(0.03)	(0.21)
Returns of capital	—	—	—	—	—
Total distributions	—	—	(0.14)	(0.04)	(0.36)
Redemption fees added to paid-in-capital	—	—	0.01	—	0.02
Net asset value,end of period	$15.34	$25.21	$29.48	$37.31	$48.92
Total return	(20.44)%	64.34%	17.58%	26.72%	32.29%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$360	$652	$880	$1,291	$2,096
Ratio of expenses to average net assets	1.44%	1.41%	1.32%	1.28%	1.24%
Ratio of net income to average net assets	0.06%	0.46%	0.28%	0.54%	0.79%
Portfolio turnover rate	93.9%	115.9%	106.4%	85.3%	82.3%

  * Per share amounts calculated using average shares outstanding method.

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  Table 6  Financial Highlights (continued)
	Year ended October 31
International Growth & Income Fund	2002	2003	2004	2005*	2006*

Net asset value,beginning of period	$8.19	$7.34	$9.40	$11.39	$13.63
Income From Investment Operations
Net investment income	0.09a	0.02a	0.12a	0.27	0.34
Net gains or losses on securities (both realized and unrealized)	(0.84)	2.13	1.91	2.09	3.44
Total from investment operations	(0.75)	2.15	2.03	2.36	3.78
Less Distributions
Dividends (from net investment income)	(0.10)	(0.08)	(0.04)	(0.11)	(0.21)
Distributions (fromcapital gains)	—	(0.01)	—	(0.01)	(0.15)
Returns of capital	—	—	—	—	—
Total distributions	(0.10)	(0.09)	(0.04)	(0.12)	(0.36)
Net asset value,end of period	$7.34	$9.40	$11.39	$13.63	$17.05
Total return	(9.31)%a	29.66%a	21.66%a	20.86%	28.30%
Ratios/Supplemental Data
Net assets, end of period(in millions)	$11	$115	$438	$878	$1,844
Ratio of expenses to average net assets	1.25%a	1.25%a	1.25%a	0.99%	0.91%
Ratio of net income to average net assets	1.25%a	1.36%a	1.71%a	2.08%	2.20%
Portfolio turnover rate	24.6%	53.2%	45.8%	26.9%	36.9%

  *Per share amounts calculated using average shares outstanding method.

  aExcludes expenses in excess of a 1.25% contractual expense limitation in effect through February 28, 2005.

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  Table 6  Financial Highlights (continued)
	Year ended October 31
International Stock Fund	2002	2003	2004	2005*	2006*

Net asset value,beginning of period	$10.65	$8.87	$10.66	$11.83	$13.87
Income From Investment Operations
Net investment income	0.11	0.14	0.15	0.19	0.21
Net gains or losses on securities (both realized and unrealized)	(1.56)	1.76	1.18	2.00	2.66
Total from investment operations	(1.45)	1.90	1.33	2.19	2.87
Less Distributions
Dividends (from net investment income)	(0.30)	(0.11)	(0.13)	(0.15)	(0.20)
Distributions (fromcapital gains)	(0.03)	—	(0.03)	—	(0.04)
Returns of capital	—	—	—	—	—
Total distributions	(0.33)	(0.11)	(0.16)	(0.15)	(0.24)
Net asset value,end of period	$8.87	$10.66	$11.83	$13.87	$16.50
Total return	(14.19)%	21.69%	12.59%	18.66%	20.92%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$4,773	$4,874	$4,805	$5,284	$6,430
Ratio of expenses to average net assets	0.92%	0.95%	0.92%	0.89%	0.87%
Ratio of net income to average net assets	0.96%	1.39%	1.22%	1.47%	1.35%
Portfolio turnover rate	21.6%	25.2%	28.2%	62.7%	64.5%

  *Per share amounts calculated using average shares outstanding method.

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  Table 6  Financial Highlights (continued)
	Year ended October 31
Japan Fund	2002	2003	2004	2005*	2006*

Net asset value,beginning of period	$6.58	$5.06	$7.12	$7.89	$10.19
Income From Investment Operations
Net investment income	(0.04)	(0.02)	(0.02)	—	0.02
Net gains or losses on securities (both realized and unrealized)	(1.48)	2.08	0.79	2.30	0.99
Total from investment operations	(1.52)	2.06	0.77	2.30	1.01
Less Distributions
Dividends (from net investment income)	—	—	—	—	—
Distributions (fromcapital gains)	—	—	—	—	(0.04)
Returns of capital	—	—	—	—	—
Total distributions	—	—	—	—	(0.04)
Net asset value,end of period	$5.06	$7.12	$7.89	$10.19	$11.16
Total return	(23.10)%	40.71%	10.81%	29.15%	9.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101,879	$170,707	$199,874	$311,605	$573,819
Ratio of expenses to average net assets	1.35%	1.38%	1.21%	1.18%	1.01%
Ratio of net income to average net assets	(0.60)%	(0.43)%	(0.26)%	0.04%	0.14%
Portfolio turnover rate	104.2%	254.7%	212.4%	161.2%	154.2%

  *Per share amounts calculated using shares outstanding method.

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  Table 6  Financial Highlights (continued)
	Year ended October 31
Latin America Fund	2002	2003	2004	2005*	2006*

Net asset value,beginning of period	$8.21	$7.25	$10.32	$13.74	$23.21
Income From Investment Operations
Net investment income	0.18	0.13	0.26	0.29	0.37
Net gains or losses on securities (both realized and unrealized)	(0.79)	2.94	3.31	9.36	10.55
Total from investment operations	(0.61)	3.07	3.57	9.65	10.92
Less Distributions
Dividends (from net investment income)	(0.29)	—	(0.16)	(0.21)	(0.20)
Distributions (fromcapital gains)	(0.06)	—	—	—	(0.01)
Returns of capital	—	—	—	—	—
Total distributions	(0.35)	—	(0.16)	(0.21)	(0.21)
Redemption fees added to paid-in-capital	—	—	0.01	0.03	0.06
Net asset value,end of period	$7.25	$10.32	$13.74	$23.21	$33.98
Total return	(8.15)%	42.34%	35.07%	71.28%	47.61%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$127	$166	$242	$853	$1,885
Ratio of expenses to average net assets	1.53%	1.55%	1.41%	1.29%	1.24%
Ratio of net income to average net assets	1.88%	1.55%	2.22%	1.55%	1.25%
Portfolio turnover rate	21.0%	27.4%	34.8%	17.8%	34.5%

  *Per share amounts calculated using average shares outstanding method.

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  Table 6  Financial Highlights (continued)
	Year ended October 31
New Asia Fund	2002	2003	2004	2005*	2006*

Net asset value,beginning of period	$5.11	$5.68	$8.14	$8.82	$11.31
Income From Investment Operations
Net investment income	0.03	0.06	0.10	0.15	0.21
Net gains or losses on securities (both realized and unrealized)	0.54	2.44	0.65	2.39	3.19
Total from investment operations	0.57	2.50	0.75	2.54	3.40
Less Distributions
Dividends (from net investment income)	—	(0.04)	(0.06)	—	(0.12)
Distributions (fromcapital gains)	—	—	(0.01)	(0.05)	(0.72)
Returns of capital	—	—	—	—	—
Total distributions	—	(0.04)	(0.07)	(0.05)	(0.84)
Net asset value,end of period	$5.68	$8.14	$8.82	$11.31	$13.87
Total return	11.15%	44.30%	9.28%	28.91%	31.58%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$562	$826	$877	$1,286	$1,883
Ratio of expenses to average net assets	1.17%	1.17%	1.09%	1.05%	1.05%
Ratio of net income to average net assets	0.53%	1.06%	1.12%	1.38%	1.63%
Portfolio turnover rate	72.0%	71.7%	72.3%	55.9%	76.3%

  *Per share amounts calculated using average shares outstanding method.

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  Account Requirements and Transaction Information

  Tax Identification
  Number

  We must have your correct Social Security or employer identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s net asset value (NAV) on the redemption date.

  Transaction Confirmations

  We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases, dividend reinvestments, and checkwriting redemptions for money funds, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

  Employer-Sponsored Retirement Plans and Institutional Accounts

  T. Rowe Price
  Trust Company
  1-800-492-7670

  Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

  We do not accept third-party checks, except for IRA rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check, cash, or traveler`s checks.

  4

  Investing With T. Rowe Price

  Opening a New Account

  $2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

  Important Information About Opening an Account

  Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

  When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Entities are also required to provide documents such as articles of incorporation, partnership agreements, trust documents, and other applicable records.

  We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

  Account Registration

  If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type must be identical.)

  For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

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  By Mail

  Please make your check payable to T. Rowe Price Funds (otherwise it will be returned), and send your check, together with the New Account Form, to the appropriate address below:

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17300
  Baltimore, MD 21297-1300

  via private carriers/overnight services

  T. Rowe Price Account Services
  Mailcode 17300
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  By Wire

  Call Investor Services for an account number and wire transfer instructions.

  In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

  Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "By Mail."

  Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

  Online

  You can open a new mutual fund account online. Go to troweprice.com/newaccount, where you can choose the type of account you wish to open.

  To open an account electronically, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to IRS backup withholding. Additionally, you must provide consent to receive certain documents electronically.

  You will have the option of providing your bank account information that will enable you to make electronic funds transfers (EFT) to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

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  By Exchange

  Call Shareholder Services or use Tele*AccessSM or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive and Short-Term Trading under Transaction Procedures and Special Requirements.

  In Person

  Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

  Purchasing Additional Shares

  $100 minimum additional purchase ($1,000 for Summit Funds); $50 minimum for retirement plans and gifts or transfers to minors (UGMA/UTMA) accounts; $50 minimum for Automatic Asset Builder ($100 for Summit Funds)

  By ACH Transfer

  Use Tele*AccessSM or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

  By Wire

  Call Shareholder Services or access troweprice.com for wire transfer instructions.

  By Mail

  1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

  2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

  3. Remember to provide your account number and the fund name on the memo line of your check.

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17300
  Baltimore, MD 21297-1300

  (For mail via private carriers and overnight services, see previous section.)

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  By Automatic
  Asset Builder

  Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

  Exchanging and Redeeming Shares

  Exchange Service

  You can move money from one account to an existing, identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) For exchange policies, please see Transaction Procedures and Special Requirements — Excessive and Short-Term Trading.

  Redemptions

  Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large purchase and redemption requests initiated through automated services, including the National Securities Clearing Corporation (NSCC), may be rejected and, in such instances, the transaction must be placed by contacting a service representative.

  If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

  Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

  For redemptions by check or electronic transfer, please see Information About Your Services.

  By Phone

  Call Shareholder Services

  If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*AccessSM (if you have previously authorized these services), mailgram, or express mail.

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  By Mail

  For each account involved, provide the account name and number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below:

  For nonretirement and IRA accounts:

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17302
  Baltimore, MD 21297-1302

  via private carriers/overnight services

  T. Rowe Price Account Services
  Mailcode 17302
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  For employer-sponsored retirement accounts:

  via U.S. Postal Service

  T. Rowe Price Trust Company
  P.O. Box 17479
  Baltimore, MD 21297-1479

  via private carriers/overnight services

  T. Rowe Price Trust Company
  Mailcode 17479
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

  Online

  Customers with Account Access can electronically exchange shares between identically registered T. Rowe Price accounts and electronically redeem shares from their mutual fund accounts.

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  Rights Reserved by the Funds

  T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

  These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

  In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.

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  information about your Services

  Shareholder Services
  1-800-225-5132

  Investor Services
  1-800-638-5660

  Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form, you avoid having to complete a separate form later on and obtain a signature guarantee. This section discusses some of the services currently offered.

  Note: Corporate and other institutional accounts require documents showing the existence of the entity to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services.

  Retirement Plans

  We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 18004927670.

  Investing for College Expenses

  We can help you save for future college expenses on a tax-advantaged basis.

  Education Savings Accounts (ESAs) (formerly known as Education IRAs)

  Invest up to $2,000 a year per beneficiary depending on your annual income; account earnings are federal income tax-free when used for qualified expenses.

  529 Plans

  T. Rowe Price manages three 529 plans that are available directly to investors: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are federal income tax-free when used for qualified expenses. For more information on the T. Rowe Price College Savings Plan (national plan), call

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  1-800-369-3641; Maryland College Investment Plan, call 1-888-4-MD-GRAD; and University of Alaska College Savings Plan, call 1-866-277-1005.

  Automated Services

  Tele*AccessSM
  1-800-638-2587
  24 hours, 7 days

  Tele*AccessSM

  24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) buy, sell, and exchange shares in your accounts (see Electronic Transfers in this section).

  Web Address
  troweprice.com

  Online Account Access

  You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online®, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

  Plan Account Line
  1-800-401-3279

  This 24-hour service is similar to Tele*AccessSM but is designed specifically to meet the needs of retirement plan investors.

  By Telephone and
  In Person

  Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

  Electronic Transfers

  By ACH

  With no charges to pay, you can move as little as $100 or as much as $250,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*AccessSM or your personal computer, or call Shareholder Services.

  By Wire

  Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

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  Checkwriting

  (Not available for equity funds or the Emerging Markets Bond, High Yield, International Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

  Automatic Investing

  Automatic Asset Builder

  You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

  Automatic Exchange

  You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

  t. ROWE PRICE Brokerage

  To Open an Account
  1-800-638-5660

  For Existing
  Brokerage Customers
  1-800-225-7720

  Investments available through our brokerage service include  stocks, options, bonds, and others  at commission savings over full-service brokers.* We also provide a wide range of services, including:

  Automated Telephone and Computer Services

  You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage.

  Investor Information

  A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

  Dividend Reinvestment Service

  If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of

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  the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.

  *Services vary by firm.

  T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

  Investment Information

  To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at troweprice.com.

  A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

  Shareholder Reports

  Fund managers` annual and semiannual reviews of their strategies and performance.

  The T. Rowe Price Report

  A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

  Insights

  Educational reports on investment strategies and financial markets.

  Investment Guides

  Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

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  T. rowe price Privacy Policy

  In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

  You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

  We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

  We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

  ___________________________________________________________________

  This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

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  To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

   For mutual fund or T. Rowe Price Brokerage information

  Investor Services

  1-800-638-5660

  For existing accounts

  Shareholder Services

  1-800-225-5132

  For the hearing impaired

  1-800-367-0763

  For performance, prices,
  account information, or
  to conduct transactions

  Tele*AccessSM

  24 hours, 7 days
  1-800-638-2587

  Internet address

  troweprice.com

  Plan Account Line

  For retirement plan
  investors: The
  appropriate 800
  number appears on your retirement account statement.

  Investor Centers

  For directions, call
  1-800-225-5132 or
  visit our Web site

  Baltimore Area

  Downtown

  105 East Lombard Street

  Owings Mills

  Three Financial Center
  4515 Painters Mill Road

  Boston Area

  386 Washington Street
  Wellesley

  A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call
  1-800-638-5660. These documents are also available at troweprice.com.

  Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-
  mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

  Chicago Area

  Northbrook

  40 Skokie Boulevard

  Oak Brook

  1900 Spring Road
  Suite 104

  Colorado Springs

  2260 Briargate Parkway

  Florida Area

  Boca Raton

  Wachovia Plaza
  925 S. Federal Highway
  Suite 175

  Tampa

  4211 W. Boy Scout Boulevard
  8th Floor

  Los Angeles Area

  10100 Santa Monica Boulevard
  Suite 100
  Century City

  New Jersey Area

  51 JFK Parkway
  1st Floor West
  Short Hills

  New York Area

  1100 Franklin Avenue
  Suite 101
  Garden City

  San Francisco Area

  1990 N. California Boulevard
  Suite 100
  Walnut Creek

  Washington, D.C. Area

  Downtown

  900 17th Street, N.W.
  Farragut Square

  Tysons Corner

  1600 Tysons Boulevard
  Suite 150
  McLean, Virginia

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  T. Rowe Price Associates, Inc.
  100 East Pratt Street
  Baltimore, MD 21202

  1940 Act File No. 811-2958